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                                                                   Exhibit 25(b)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM T-2

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]
                                -----------------

                               Douglas J. MacInnes
                                (Name of trustee)

         101 Barclay Street
         New York, New York                                   10286
(Business Address, Street, City, State)                     (Zip code)

                                -----------------

                         Carolina Power & Light Company
                      d/b/a Progress Energy Carolinas, Inc.
               (Exact name of obligor as specified in its charter)

            North Carolina                                56-0165465
    (State or other jurisdiction                      (I.R.S. Employer
  of incorporation or organization)                  Identification No.)

         410 S. Wilmington Street
         Raleigh, North Carolina                            27601
(Address of principal executive offices)                  (Zip code)

                                -----------------

                              First Mortgage Bonds*
                       (Title of the indenture securities)



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*Specific title(s) to be determined in connection with issuance(s) of First
Mortgage Bonds.

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Item 1.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

Item 11.  List of Exhibits.

   List below all exhibits filed as a part of this statement of eligibility.

   None.

                                    SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, I, Douglas J. MacInnes, have signed this statement of eligibility in The City of New York and State of New York, on the 18th day of March 2003.

                                               /s/      Douglas J. MacInnes
                                            ------------------------------------
                                                        Douglas J. MacInnes

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